Seasons Series Trust
                        (Class A Shares)

               Supplement to the Prospectus dated July 5, 2000



     Effective October 16, 2000, shares of beneficial interest in each Portfolio of Seasons Series Trust (the "Trust") were divided into 2 classes of shares, Class A and Class B. All shares issued prior to such date have been reclassified as Class A shares. Class A shares are issued to contract holders of the Seasons and Seasons Select Variable Annuity Contracts, and Class B shares are issued to contract holders of the Seasons Select II Variable Annuity Contract. Class A shares of the Trust are offered through this prospectus and Class B shares are offered through a separate prospectus.




     Dated:    November 3, 2000





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